UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2019

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)
109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)		49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	COFS	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

ChoiceOne Financial Services, Inc. (“ChoiceOne”) will hold a special meeting of shareholders on Wednesday, September 18, 2019, at 8:00 a.m. local time. At the meeting, shareholders will be asked to (1) approve the Agreement and Plan of Merger, dated as of March 22, 2019, by and between County Bank Corp. (“County”) and ChoiceOne, as it may be amended from time to time, under which County will merge with and into ChoiceOne (the "merger"); (2) approve an amendment to ChoiceOne’s Articles of Incorporation to increase the number of authorized shares of common stock from 7,000,000 to 12,000,000; (3) approve an amendment to ChoiceOne’s Articles of Incorporation to remove certain provisions related to the number of directors and vacancies on the board of directors; (4) approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to ChoiceOne’s named executive officers that is based on or otherwise related to the merger; and (5) approve adjournment of the ChoiceOne special meeting, if necessary or appropriate, to solicit additional proxies in favor of proposals 1 through 3 listed above.

ChoiceOne is making this meeting accessible to the public by telephone on a listen-only basis. Anyone interested in the meeting may access the meeting on a live basis by dialing the following toll-free number: 1-877-669-2052. When prompted, enter the following participant passcode: 8540210604.

This report is furnished to, and not filed with, the Commission.

It is anticipated that some of the information presented at this special meeting may contain forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the merger and the Registrant itself. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward-looking statements. Furthermore, the Registrant undertakes no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.

Risk factors include, but are not limited to, the risk factors disclosed in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2018 and in the Form S-4 Registration Statement, filed with the Commission on June 17, 2019. These are representative of the risk factors that could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 16, 2019	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas Lampen
Thomas Lampen Its Treasurer